Exhibit 23(A)

                        INDEPENDENT AUDITORS' CONSENT
                        -----------------------------
We consent to the incorporation by reference in Registration Statements No. 2-88721, 33-2481, 33-18221, 33-32596, 33-32597, 33-44633, 33-67782 and
33-67784 of Gibson Greetings, Inc. on Form S-8 of our report dated June 7, 1995, appearing in this Annual Report on Form 10-K/A of Gibson Greetings, Inc. for the year ended December 31, 1994.


DELOITTE & TOUCHE LLP


Cincinnati, Ohio
June 7, 1995




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